Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. §1350, AS ADOPTED PURSUANT TO
§906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Datakey, Inc. (the “Company”) on Form 10-QSB for the quarter ended June 30, 2004 as filed with the Securities and Exchange Commission (the “Report”), I, David A. Feste, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002 that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 9, 2004
	Signature:	/s/ David A. Feste

David A. Feste
Chief Financial Officer